UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2016

NUGENE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-192997	46-3999052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

17912 Cowan

Irvine, California 92614

(Address of Principal Executive Offices)

(949) 430-7737

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 22, 2016 NuGene International, Inc. (the “Company”) entered into new compensation agreements and arrangements with two of its directors, M. Ali Kharazmi (“Ali”) and M. Saeed Kharazmi (“Saeed”). These compensation agreements and arrangements are summarized as follows:

Ali: The Company entered into the following agreements with Ali, each effective as of and on September 22, 2016.  The awards were not granted pursuant to any compensatory, bonus, or similar plan maintained or otherwise sponsored by the Company.

(i)         Chairman Agreement: Under the Chairman Agreement we agreed to compensate Ali for his service as our Chairman of the Board as follows: annual salary of $120,000; annual incentive bonuses in the discretion of the Company’s Board of Directors; and, reimbursement of expenses. Ali was also issued 2,000,000 shares of our common stock. Ali was also issued the warrant described below, and the restricted stock agreement described below. In the event within twelve (12) months following a change of control (as defined in the Chairman Agreement) either: (1) Ali is removed from his position as Chairman of the Board without cause; or, (2) Ali resigns as the Chairman, then the Company shall provide Ali with a single lump sum payment equal to the greater of (y) the amount of compensation remaining over the remainder of the 3-year term of the agreement; or, (z) 200% of the annual compensation then in effect, to be paid within 30-days after the change in control.

(ii)         Warrant Agreement: Ali was granted the right, during the first 24-months immediately following the issuance, to acquire that number of shares of our common stock equal to the greater of (i) (1,000,000) shares; or, (ii) two and one-half percent (2.5%) of the issued and outstanding common shares the Company, determined on an as if converted and issued basis. Upon the expiration of that 24-month period, the number of shares available for purchase shall be fixed in accordance with the above formula, and such number shall be fixed up to and until the expiration of the Warrant Agreement. Exercise price for the warrant is $0.71 per share, which was the closing stock price for the Company Stock on the date of the issuance, September 22, 2016. The term of the Warrant Agreement is 10-years, and it is non-assignable without the written consent of the Company.

(iii)         Restricted Sock Units Agreement: Ali was granted restricted stock units for 2,000,000 shares of the Company’s common stock (“RSUs”). The RSUs vest at the rate of 33.33% each year anniversary of the issuance date (September 22, 2016). There is also 100% vesting upon a change in control of the Company, as defined in the agreement.

The foregoing description of each of the Chairman Agreement, Warrant Agreement, and Restricted Stock Units Agreement for Ali does not purport to be complete and is qualified in its entirety by the terms and conditions of the Chairman Agreement, Warrant Agreement, and Restricted Stock Units Agreement for Ali. A copy of the Chairman Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the Warrant Agreement for Ali is attached hereto as Exhibit 10.2 and is incorporated herein by reference. A copy of the Restricted Stock Units Agreement for Ali is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Saeed: The Company entered into the following agreements with Saeed, each effective as of and on September 22, 2016. The awards were not granted pursuant to any compensatory, bonus, or similar plan maintained or otherwise sponsored by the Company.

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(i)         Executive Employment Agreement: Under this Agreement we agreed to compensate Saeed for his service as our Vice-Chairman of the Board and our Chief Medical Officer as follows: annual salary of $120,000; annual incentive bonuses in the discretion of the Company’s Board of Directors; and, reimbursement of expenses. Saeed was also issued the warrant described below, and the restricted stock agreement described below. In the event within twelve (12) months following a change of control (as defined in the agreement) either: (1) Saeed is removed from his position without cause; or, (2) Saeed resigns, then the Company shall provide Saeed with a single lump sum payment equal to the greater of (y) the amount of compensation remaining over the remainder of the 3-year term of the agreement; or, (z) 200% of the annual compensation then in effect, to be paid within 30-days after the change in control.

(ii)         Warrant Agreement: Saeed was granted the right, during the first 24-months immediately following the issuance, to acquire that number of shares of our common stock equal to the greater of (i) (1,000,000) shares; or, (ii) two and one-half percent (2.5%) of the issued and outstanding common shares the Company, determined on an as if converted and issued basis. Upon the expiration of that 24-month period, the number of shares available for purchase shall be fixed in accordance with the above formula, and such number shall be fixed up to and until the expiration of the Warrant Agreement. Exercise price for the warrant is $0.71 per share, which was the closing stock price for the Company Stock on the date of the issuance, September 22, 2016. The term of the Warrant Agreement is 10-years, and it is non-assignable without the written consent of the Company.

(iii)         Restricted Sock Units Agreement: Saeed was granted restricted stock units for 2,000,000 shares of the Company’s common stock (“RSUs”). The RSUs vest at the rate of 33.33% each year anniversary of the issuance date (September 22, 2016). There is also 100% vesting upon a change in control of the Company, as defined in the agreement.

The foregoing description of each of the Executive Employment Agreement, Warrant Agreement, and Restricted Stock Units Agreement for Saeed does not purport to be complete and is qualified in its entirety by the terms and conditions of the Executive Employment Agreement, Warrant Agreement, and Restricted Stock Units Agreement for Saeed. A copy of the Executive Employment Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference. A copy of the Warrant Agreement for Saeed is attached hereto as Exhibit 10.5 and is incorporated herein by reference. A copy of the Restricted Stock Units Agreement for Saeed is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

10.1	Chairman Agreement with Ali.

10.2	Warrant Agreement for Ali.

10.3	Restricted Stock Units Agreement for Ali.

10.4	Executive Employment Agreement for Saeed.

10.5	Warrant Agreement for Saeed.

10.6	Restricted Stock Units Agreement for Saeed.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2016	NUGENE INTERNATIONAL, INC.

	By:	/s/ M. Saeed Kharazmi
M. Saeed Kharazmi,
Chief Financial Officer/Secretary

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